Cash and Cash Equivalents	3 Months Ended
Mar. 31, 2014
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
3. Cash and Cash Equivalents
Effective January 1, 2008, the Company adopted ASC 820, Fair Value Measurements, which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. ASC 820-10 establishes a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:
Level 1 — Quoted prices in active markets.
Level 2 — Observable inputs other than quoted prices in active markets that are either directly or indirectly observable.
Level 3 — Unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.
Cash equivalents and investment instruments are classified within Level 1 or Level 2 of the fair value hierarchy. The Company’s Level 1 investments are valued using quoted market prices in active markets. The Company’s Level 2 investments are valued using an appraiser, broker or dealer quotations for similar assets and liabilities.
As of March, 31, 2014 and December 31, 2013, the Company’s Level 1 investments consisted of cash and money market accounts in the amount of approximately $1,000 and $1,021,000, respectively, and were recorded as cash and cash equivalents in the Company’s consolidated balance sheets. As of both March 31, 2014 and December 31, 2013, the Company’s Level 2 investments consisted of investments in real estate in the amount of approximately $147,000 in the Company’s consolidated balance sheets.